Exhibit 10.62.1

Iowa State University Research Park Corporation
2711 South Loop Drive, Suite 4050
Ames, Iowa 50010-8648

Memorandum of Agreement

DATE:        July 9, 2015

TO:        Carl Langren, VP Finance
NewLink Genetics Corporation
2503 S. Loop Drive, Suite 5100
Ames, IA 50010

FROM:        Steven T. Carter, President

RE:	ADDENDUM TO THE LEASE BETWEEN ISU RESEARCH PARK CORPORATION AND NEWLINK GENETICS CORPORATION DATED MARCH 1, 2010.

The following information constitutes changes to the Lease Agreement between ISU Research Park Corporation (Landlord) and NewLink Genetics Corporation (Tenant). Upon signatures of appropriate representatives of Landlord and Tenant affixed to this Memorandum, this Memorandum becomes a part of that Lease Agreement dated March 1, 2010.

Tenant has requested and Landlord agrees to lease Suite 2130 (±2,070 rentable square feet), Building #2 at 2625 North Loop Drive, in the following manner:

Sq. Ft.        Sq. Ft.        Monthly    Monthly    Annual     Annual
Base        Operating    Base        Operating    Base     Operating
Term        Rents        Rents        Rents        Rents        Rents     Rents

8/1/2015-
1/31/2018    $10.50        Actual        $1,811.25    Actual        $21,735.00    Actual

Tenant leases the space as is. Any modifications will be at the Tenant’s sole expense. Tenant is responsible for all utility costs and operations. Subject to the terms of this Memorandum, Tenant agrees that all terms and conditions of the March 1, 2010 Lease and those described in this Memorandum shall remain in force.

Exhibit 10.62.1

NewLink Genetics Corporation
Page Two
July 9, 2015

Please sign and return both originals to my office by July 15, 2015 if you concur with the above terms. We will then send a fully executed copy for your records.

AGREED

FOR                            FOR
NewLink Genetics Corporation            ISU Research Park Corporation

/s/ Carl Langren                    /s/ Steven Carter
VP Finance                        Director
Title                            Title

July 9, 2015                        July 13, 2015
Date                            Date

Word/ISURP/Addendums/Adden NewLink 2130 Aug15.doc